UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 12, 2020

SENECA FOODS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	0-01989 (Commission File Number)	16-0733425 (IRS Employer Identification No.)

3736 South Main Street, Marion, New York 14505-9751

(Address of Principal Executive Offices, including zip code)

(315) 926-8100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock Class A, $.25 Par	SENEA	NASDAQ Global Market
Common Stock Class B, $.25 Par	SENEB	NASDAQ Global Market

Item 8.01 Other Events

Timing of Filing of Annual Report on Form 10-K

As a result of the impacts of COVID-19 pandemic on the business and employees of Seneca Foods Corporation (the “Company”), the Company will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) (the “Order”) to delay the filing of its Annual Report on Form 10-K for the fiscal year ended March 31, 2020 (“Fiscal 2020”).

The Company has been following the recommendations of state and local government authorities to minimize exposure risk for its employees. As a result, the Company’s corporate office had been temporarily closed due to the pandemic and employees involved in the audit of the Company’s financial statements of Fiscal 2020 have limited access to the Company’s facilities and support staff. The Company expects to file its Annual Report on Form 10-K for Fiscal 2020 not later than July 29, 2020; which is the first business day following 45 days from the Report’s original filing deadline of June 14, 2020.

In light of the ongoing global pandemic of COVID-19, the Company will be including the following updated risk factor in its Annual Report on Form 10-K, as may be further updated to reflect subsequent events impacting the Company:

The effect of the COVID-19 pandemic, or the perception of its effects, on our operations and the operations of our customers, could have a material adverse effect on our business, financial condition, results of operations, or cash flows.

The World Health Organization has declared the outbreak of COVID-19, or coronavirus, which began in December 2019, a pandemic and the U.S. federal government has declared it a national emergency. Our business and operations could be materially and adversely affected by the effects of COVID-19. The global spread of COVID-19 has already created significant volatility, uncertainty and economic disruption in the markets in which we operate. The extent to which our results continue to be affected by COVID-19 will largely depend on future developments which cannot be accurately predicted, including the duration and scope of the pandemic, governmental and business responses to the pandemic, the impact on the global economy and our customers’ demand for our products, and our ability to continue to operate our manufacturing facilities and maintain the supply chain without material disruption. While these factors are uncertain, the COVID-19 pandemic or the perception of its effects could have a material adverse effect on our business, financial condition, results of operations, or cash flows.

Forward-Looking Statements

Certain of the statements contained in this current report on Form 8-K are forward-looking statements made within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (Exchange Act). Forward-looking statements involve numerous risks and uncertainties. Forward-looking statements are not in the present or past tense and, in some cases, can be identified by the use of the words "will," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "seeks," "should," "likely," "targets," "may", "can" and other expressions that indicate future trends and events. A forward-looking statement speaks only as of the date on which such statement is made and reflects management's analysis only as of the date thereof. The Company undertakes no obligation to update any forward-looking statement. The following factors, among others discussed herein and in the Company's filings under the Exchange Act, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the impact of the COVID-19 pandemic on our business, suppliers, customers, consumers and employees, costs and availability of raw materials, competition, cost controls, sales levels, governmental regulation, consumer preferences, industry trends, weather conditions, crop yields, natural disasters, recalls, litigation, reliance on third-parties, wage rates, and other factors. See also the factors described in 1A of the Company’s Annual Report on Form 10-K and those described in the Company's other filings under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     June 12, 2020

SENECA FOODS CORPORATION

By: /s/Timothy J. Benjamin

Timothy J. Benjamin

     Chief Financial Officer

.